Exhibit 99.2

(NASDAQ: MDSO)

SUPPLEMENTAL RECONCILIATION AND GUIDANCE PRESENTATION
FOR THE PERIOD ENDED SEPTEMBER 30, 2010
Tuesday, November 09, 2010

Investor Relations Contact:
Hulus Alpay
(212) 419-1025
halpay@mdsol.com

Table of contents:

Page 3 - Third quarter 2010 reconciliation table
Page 4 - Historical reconciliation information
Page 5 - Historical and updated guidance comparisons

MEDIDATA SOLUTIONS, INC.

Reconciliation of GAAP Operating Income and GAAP Net Income to Non-GAAP Operating Income, Non-GAAP Net Income and Adjusted Non-GAAP Net Income (unaudited) (Amounts in thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2010	2009	2010	2009

Operating income:
GAAP operating income	$6,046	$2,622	$13,398	$5,683
GAAP operating margins	14.8%	7.4%	11.3%	5.6%

Depreciation and amortization	2,234	2,669	7,045	7,810
Stock-based compensation	1,847	1,505	4,655	3,428

Non-GAAP operating income	$10,127	$6,796	$25,098	$16,921
Non-GAAP operating margins	24.6%	19.3%	21.1%	16.5%

Net income:
GAAP net income	$4,664	$1,549	$9,493	$3,443

Stock-based compensation	1,847	1,505	4,655	3,428
Amortization	365	457	1,095	1,370

Non-GAAP net income	6,876	3,511	15,243	8,241

Tax impact on stock-based
compensation and amortization (1)	(487)	-	(1,725)	-

Adjusted non-GAAP net income	$6,389	$3,511	$13,518	$8,241

GAAP basic earnings per share	$0.20	$0.07	$0.41	$0.26
GAAP diluted earnings per share	$0.20	$0.06	$0.40	$0.17

Non-GAAP basic earnings per share	$0.30	$0.16	$0.67	$0.65
Non-GAAP diluted earnings per share	$0.29	$0.15	$0.64	$0.42

Adjusted non-GAAP basic earnings per share	$0.28	$0.16	$0.59	$0.65
Adjusted non-GAAP diluted earnings per share	$0.27	$0.15	$0.57	$0.42

(1) The three months ended September 30, 2010 reflects the impact of our revised estimated annual effective tax rate from 35% to 30%.

*Non-GAAP Financial Information
Medidata provides Non-GAAP operating income, net income, adjusted net income and net income per share applicable to common stockholders data as additional information for its operating results. These measures are not in accordance with, or an alternative for, generally accepted accounting principles and may be different from Non-GAAP measures used by other companies.  Non-GAAP operating income excludes the impact of depreciation, amortization of purchased intangible assets and acquisition-related charges and stock-based compensation expense.  Non-GAAP net income excludes the impact of amortization of intangible assets associated with acquisitions and stock-based compensation expense. Adjusted non-GAAP net income excludes the impact of tax affected amortization of intangible assets associated with acquisitions and stock-based compensation expense.  Management uses these Non-GAAP measures to evaluate its financial results, develop budgets, manage expenditures, and as an important factor in determining variable compensation. In addition, investors frequently have requested information from management regarding depreciation and amortization and non-cash, share-based compensation charges and management believes, based on discussions with investors, that these Non-GAAP measures enhance investor’s ability to assess Medidata’s historical and project future financial performance.  While management believes these Non-GAAP financial measures provide useful supplemental information to investors, there are limitations associated with the use of Non-GAAP financial measures. One limitation of Non-GAAP operating income is that it excludes depreciation and amortization, which represents the periodic costs of certain capitalized tangible and intangible assets used in generating revenues in our business. Medidata compensates for these limitations by using these non-GAAP financial measures as supplements to GAAP financial measures and by reviewing the reconciliations of the Non-GAAP financial measures to their most comparable GAAP financial measures. Investors are encouraged to review the reconciliations of these Non-GAAP financial measures to the comparable GAAP results, which are attached to this press release.

MEDIDATA SOLUTIONS, INC.

Reconciliation of GAAP Operating Income and GAAP Net Income to Non-GAAP Operating Income, Non-GAAP Net Income and Adjusted Non-GAAP Net Income (unaudited) (Amounts in thousands, except per share data)

	Actual
	Quarter Ended				Year Ended Dec. 31, 2009	Quarter Ended
	Mar. 31, 2009	Jun. 30, 2009	Sep. 30, 2009	Dec. 31, 2009		Mar. 31, 2010	Jun. 30, 2010	Sep. 30, 2010

Operating income:
GAAP operating income	$2,288	$773	$2,622	$3,094	$8,777	$2,944	$4,408	$6,046
GAAP operating margins	6.7%	2.3%	7.4%	8.2%	6.2%	7.9%	10.9%	14.8%

Depreciation and amortization	2,550	2,591	2,669	2,770	10,580	2,593	2,218	2,234
Stock-based compensation	1,003	920	1,505	1,302	4,730	1,150	1,658	1,847

Non-GAAP operating income	$5,841	$4,284	$6,796	$7,166	$24,087	$6,687	$8,284	$10,127
Non-GAAP operating margins	17.4%	12.6%	19.3%	19.1%	17.2%	17.8%	20.5%	24.6%

Net income:
GAAP net income	$1,694	$200	$1,549	$1,739	$5,182	$1,864	$2,965	$4,664
							-	-
Stock-based compensation	1,003	920	1,505	1,302	4,730	1,150	1,658	1,847
Amortization	457	456	457	456	1,826	365	365	365

Non-GAAP net income	3,154	1,576	3,511	3,497	11,738	3,379	4,988	6,876

Tax impact of stock-based compensation and amortization	-	-	-	-	-	(523)	(715)	(487)

Adjusted non-GAAP net income	$3,154	$1,576	$3,511	$3,497	$11,738	$2,856	$4,273	$6,389

GAAP basic earnings per share	$0.22	$0.01	$0.07	$0.08	$0.33	$0.08	$0.13	$0.20
GAAP diluted earnings per share	$0.10	$0.01	$0.06	$0.07	$0.25	$0.08	$0.13	$0.20

Non-GAAP basic earnings per share	$0.43	$0.20	$0.16	$0.16	$0.77	$0.15	$0.22	$0.30
Non-GAAP diluted earnings per share	$0.18	$0.09	$0.15	$0.15	$0.57	$0.14	$0.21	$0.29

Adjusted non-GAAP basic earnings per share	$0.43	$0.20	$0.16	$0.16	$0.77	$0.13	$0.19	$0.28
Adjusted non-GAAP diluted earnings per share	$0.18	$0.09	$0.15	$0.15	$0.57	$0.12	$0.18	$0.27

Estimated effective tax rate used in tax impact calculation (1)	-%	-%	-%	-%	-%	35%	35%	22%

(1) During the third quarter of 2010, we revised our estimated annual effective tax rate from 35% to 30%, the year-to-date impact of which is reflected in the quarter ended September 30, 2010.

MEDIDATA SOLUTIONS, INC.

Summary of New, Prior and Updated Guidance* (Amounts in thousands)

	New Guidance		Prior Guidance		Updated Guidance
	Quarter Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2010		2010		2010
	Low	High	Low	High	Low	High

Total revenues	$43,000	$44,000	$161,000	$164,000	$162,000	$163,000

GAAP operating income	$6,000	$7,000	$15,500	$17,500	$19,500	$20,500
Non-GAAP operating income/EBITDAO	$10,000	$11,000	$31,000	$33,000	$35,000	$36,000

GAAP net income	$4,000	$5,000	$9,500	$11,500	$13,500	$14,500
Non-GAAP net income	$6,000	$7,000	$17,500	$19,500	$21,000	$22,000
Adjusted non-GAAP net income (1)	$5,500	$6,500	$15,000	$17,000	$19,000	$20,000

(1) includes tax impact of stock-based compensation and amortization using an annual effective tax rate of 30% in new and updated guidance, and 35% in prior guidance.

*Information only valid as of November 9, 2010

Cautionary Statement
The guidance presented here in constitutes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Such statements are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in these statements.  In particular, the risks and uncertainties include, among other things, risks associated with possible fluctuations in our financial and operating results; errors, interruptions or delays in our service or our Web hosting; the financial impact of any future acquisitions; our ability to continue to release, and gain customer acceptance of, new and improved versions of our products; changes in our sales and implementation cycles; competition; our ability to retain and expand our customer base or increase new business from those customers; our ability to hire, retain and motivate our employees and manage our growth; regulatory developments; litigation; and general developments in the economy. For additional disclosure regarding these and other risks faced by the Company, see disclosures contained in Medidata's public filings with the Securities and Exchange Commission including, the “Risk Factors” section of Medidata’s Annual Report on Form 10-K for the year ended December 31, 2009. You should consider these factors in evaluating the forward-looking statements included in this press release and not place undue reliance on such statements. The forward-looking statements are made as of the date hereof, and Medidata undertakes no obligation to update such statements as a result of new information.